Exhibit 10.27.2.2

Amerigroup Florida, Inc. d/b/a Amerigroup Community Care	Medicaid HMO Contract
AHCA CONTRACT NO. FAR005
AMENDMENT NO. 5
THIS CONTRACT, entered into between the STATE OF FLORIDA, AGENCY FOR HEALTH CARE ADMINISTRATION, hereinafter referred to as the “Agency” and AMERIGROUP FLORIDA, INC. D/B/A AMERIGROUP COMMUNITY CARE, hereinafter referred to as the “Vendor” or “Health Plan”, is hereby amended as follows:
1. Effective September 1, 2007, Attachment I, Scope of Services, is hereby amended to include Exhibit 5-B, attached hereto and made a part of the Contract. All references in the Contract to Exhibit 5-A, shall hereinafter instead refer to Exhibit 5-B.
     All provisions in the Contract and any attachments thereto in conflict with this Amendment shall be and are hereby changed to conform with this Amendment.
     All provisions not in conflict with this Amendment are still in effect and are to be performed at the level specified in the Contract.
     This Amendment and all its attachments are hereby made a part of the Contract.
     This Amendment cannot be executed unless all previous amendments to this Contract have been fully executed.
     IN WITNESS WHEREOF, the parties hereto have caused this two (2) page Amendment (which includes all attachments hereto) to be executed by their officials thereunto duly authorized.

AMERIGROUP FLORIDA, INC. D/B/A/ AMERIGROUP COMMUNITY CARE			STATE OF FLORIDA, AGENCY FOR HEALTH CARE ADMINISTRATION

SIGNED			SIGNED

BY:	/S/ William McHugh		BY:

	NAME:	William McHugh		NAME:	Andrew C. Agwunobi, M.D
	TITLE:	CEO		TITLE:	Secretary
	DATE:	11-30-07		DATE:
List of attachments included as part of this Amendment:

Specify	Letter/
Type	Number	Description
Exhibit	5-B	Capitation Rates SSI Medicare Part B Only and SSI Medicare Parts A and B Enrollees for All Medicaid Reform Counties (1 Page)
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AHCA Contract No. FAR005, Amendment No. 5, Page 1 of 1

EXHIBIT 5 — B
CAPTITATION RATES
SSI MEDICARE PART B ONLY
AND
SSI MEDICARE PARTS A AND B ENROLLEES
FOR ALL MEDICAID REFORM COUNTIES
Table 4
***REDACTED***
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AHCA Contract No. FAR005, Exhibit 5-B, Page 1 of 1